UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

Sara Lee Corporation

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3500 Lacey Road, Downers Grove, Illinois 60515

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 598-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Master Separation Agreement

On June 15, 2012, Sara Lee Corporation (“Sara Lee”) entered into a master separation agreement (the “Master Separation Agreement”) with D.E. MASTER BLENDERS 1753 B.V. (“DutchCo”) and DE US, Inc. (“CoffeeCo”). The Master Separation Agreement contains the key provisions relating to the separation from Sara Lee of DutchCo, CoffeeCo, and certain other subsidiaries of Sara Lee (the “Separation”), including provisions relating to the principal intercompany transactions required to effect the Separation, the conditions to the Separation and provisions governing the relationships between Sara Lee, DutchCo and CoffeeCo after the Separation.

Transfer of Assets and Assumption of Liabilities. The Master Separation Agreement identifies assets and rights to be transferred, liabilities to be assumed and contracts to be assigned between Sara Lee, DutchCo and CoffeeCo as part of the Separation.

The Distribution. The Master Separation Agreement also governs the rights and obligations of the parties regarding the pro rata distribution of all of the shares of common stock of CoffeeCo to stockholders of Sara Lee (the “Distribution”). After the Distribution, CoffeeCo will merge with a wholly owned subsidiary of DutchCo, the ordinary shares of DutchCo will be exchanged for the shares of CoffeeCo common stock and all of the ordinary shares of DutchCo will be distributed to the CoffeeCo shareholders, which are the Sara Lee shareholders of record as of the close of business on June 14, 2012 (the “Record Date”). To effect these actions, the number of shares of CoffeeCo common stock held by Sara Lee before the distribution will be increased to the number of the ordinary shares of DutchCo distributable to the CoffeeCo shareholders. Sara Lee has agreed to cause the distribution of all of the issued and outstanding shares of CoffeeCo common stock to the exchange agent who will hold the shares on behalf of the Sara Lee shareholders of record as of the Record Date.

Conditions to the Separation. The Master Separation Agreement provides that the Distribution is subject to several conditions that must be satisfied or waived by Sara Lee in its sole discretion. Sara Lee may, in its sole discretion, determine the date on which the Distribution is effective (the “Distribution Date”) and any necessary or appropriate procedures in connection with the Separation. The Separation will be effective on the Distribution Date, which is expected to occur on June 28, 2012, provided that the following conditions have been satisfied or waived by Sara Lee:

•

Sara Lee, CoffeeCo and DutchCo have each delivered the representations required by the Tax Sharing Agreement, dated as of June 15, 2012, by and among DutchCo and CoffeeCo (the “Tax Sharing Agreement”) and any other representation letters required in connection with the consummation of the Separation;

•

Sara Lee has received a private letter ruling from the Internal Revenue Service (which has not been revoked or modified in any material respect or superseded by a change in applicable law), in form and substance satisfactory to Sara Lee, to the effect that the Distribution and certain related transactions, including the Debt Exchange (defined below), will qualify as tax-free to Sara Lee, CoffeeCo, and Sara Lee shareholders for U.S. federal income tax purposes under Sections 355, 368(a)(1)(D), and 361 and related provisions of the Internal Revenue Code (the “Code”). The “Debt Exchange” involves the retirement of certain senior unsecured notes issued by Sara Lee in exchange for securities issued by CoffeeCo having an equivalent principal amount and the retirement of certain loans of CoffeeCo subsidiaries to Sara Lee in exchange for securities issued by CoffeeCo having an equivalent principal amount;

•

Sara Lee has received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP (or other nationally recognized tax counsel), in form and substance satisfactory to Sara Lee, to the effect that (a) the Distribution and certain transactions, including the Debt Exchange, should qualify as tax-free to Sara Lee, CoffeeCo and Sara Lee shareholders under Sections 355, 368(a)(1)(D), and 361 and related provisions of the Code; (b) the merger of CoffeeCo with a wholly owned U.S. subsidiary of DutchCo should qualify as a reorganization within the meaning of Section 368(a) of the Code that should result in the recognition of gain, but not loss, by U.S. shareholders pursuant to Section 367(a) of the Code; and (c) DutchCo should not be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code;

•

one or more independent financial advisory firms acceptable to Sara Lee, in its sole and absolute discretion, have delivered one or more opinions to Sara Lee and DutchCo confirming the solvency and financial viability of DutchCo and Sara Lee, and such opinions have not been withdrawn or rescinded;

•

Sara Lee and DutchCo have prepared and DutchCo, to the extent required under applicable law, has filed with the SEC and the AFM any such documentation that Sara Lee determines, in its sole and absolute discretion, is necessary or desirable to effectuate the Separation, and each party has obtained all necessary approvals from the SEC, the AFM and any other applicable governmental authority;

•

Sara Lee and DutchCo have received all permits, registrations and consents required under the securities or “blue sky” laws of states or other political subdivisions of the United States or of applicable foreign jurisdictions in connection with the Separation;

•

the SEC has declared effective DutchCo’s registration statement on Form F-1, and the AFM has approved DutchCo’s European Union Listing Prospectus, and no stop order suspending the effectiveness is in effect or threatened by the SEC;

•

prior to the Distribution, DutchCo must have mailed or otherwise properly made available to Sara Lee shareholders of record as of the Record Date, such information concerning its business, operations and management, the Separation and such other matters as Sara Lee has determined is appropriate and as may be required by law;

•	Euronext Amsterdam N.V. has admitted DutchCo’s ordinary shares to listing, subject to official notice of issuance;

•

Sara Lee and DutchCo have received all consents, registrations, approvals, material permits, clearances or authorizations from governmental authorities and third persons necessary to effect the Separation and to permit the operation of the business after the Distribution Date;

•

no order, injunction, decree or regulation issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing consummation of the Separation or any of the transactions related thereto, is in effect, and no other event outside the control of Sara Lee has occurred or failed to occur that prevents the Separation;

•	CoffeeCo has entered into such financing agreements as are necessary to provide sufficient funds to effect the $3.00 per share dividend;

•

except as otherwise agreed by DutchCo, Sara Lee and CoffeeCo, all of the DutchCo and CoffeeCo employees and directors shall have resigned or been removed as officers and from all of the boards of directors or similar governing bodies of Sara Lee and its subsidiaries, and all of Sara Lee’s employees and directors shall have resigned or been removed as officers and from all of the boards of directors or similar governing bodies of DutchCo and CoffeeCo and their subsidiaries, pursuant to the terms of the Master Separation Agreement;

•

all transactions required to occur prior to the Distribution Date pursuant to the Master Separation Agreement shall have been consummated, including execution of the Tax Sharing Agreement and other ancillary separation agreements;

•	certain pre-Distribution transactions, including an internal reorganization, have been completed;

•	each of Sara Lee, CoffeeCo and DutchCo shall have credit ratings assigned by credit rating agencies that are satisfactory to Sara Lee in its sole and absolute discretion; and

•

no other events or developments shall have occurred that, in the judgment of Sara Lee, in its sole and absolute discretion, makes it inadvisable to effect the Separation or any of the transactions contemplated by the Master Separation Agreement.

The fulfillment of the foregoing conditions does not create any obligation on the part of Sara Lee to effect the Separation and related transactions, and the board of directors of Sara Lee may terminate the Master Separation Agreement and the Separation and listing at any time prior to the Distribution. Sara Lee may waive any of these conditions in its sole and absolute discretion.

Termination. The Master Separation Agreement provides that it may be terminated and the Distribution and the Separation may be abandoned at any time prior to the Distribution by the board of directors of Sara Lee, in its sole discretion.

Releases, Allocation of Liabilities and Indemnification. The Master Separation Agreement provides for a full and complete release and discharge of all liabilities existing or arising from or based on facts existing prior to the Separation, between or among DutchCo, CoffeeCo or any of their affiliates, and Sara Lee or any of its affiliates (other than CoffeeCo), except as set forth in the Master Separation Agreement.

DutchCo and CoffeeCo will be liable for and have agreed to perform all liabilities with respect to their businesses (the “CoffeeCo Liabilities”). The CoffeeCo Liabilities include, with certain exceptions, (1) all liabilities of DutchCo and CoffeeCo to the extent based upon or arising out of the CoffeeCo business and its assets, (2) all liabilities of Sara Lee to the extent based upon or arising out of the CoffeeCo business and its assets, (3) all liabilities based upon or arising out of financial instruments of CoffeeCo, (4) all outstanding liabilities included on the CoffeeCo balance sheet or in the notes thereto and all other liabilities that are of a nature or type that would have resulted in such liabilities being included as liabilities on a combined balance sheet of CoffeeCo, or the notes thereto, as of the Distribution Date (were such balance sheet and notes to be prepared) on a basis consistent with the determination of the nature and type of liabilities included on the CoffeeCo balance sheet and (5) certain other designated liabilities.

Sara Lee will be liable for and has agreed to perform all liabilities other than CoffeeCo Liabilities (the “Sara Lee Liabilities”).

In addition, the Master Separation Agreement provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of the DutchCo and CoffeeCo businesses and geographic focus with DutchCo and CoffeeCo and financial responsibility for the obligations and liabilities of the Sara Lee retained businesses and its geographic focus with Sara Lee. Specifically, subject to certain exceptions set forth in the Master Separation Agreement, DutchCo and CoffeeCo assume liability for, and have agreed to indemnify and hold harmless Sara Lee, its affiliates (other than CoffeeCo) and its directors, officers and employees against, certain liabilities relating to the DutchCo and CoffeeCo businesses and the Separation, including all liabilities relating to, arising out of or resulting from:

•	the failure by DutchCo, CoffeeCo and its subsidiaries or any other person to pay, perform or otherwise promptly discharge any CoffeeCo Liability;

•	any CoffeeCo Liability;

•	the performance or breach of any CoffeeCo contracts or certain designated CoffeeCo agreements;

•	the current or former business and operations of DutchCo and CoffeeCo and its subsidiaries;

•

except for certain Sara Lee-provided information, any claim that the information included in DutchCo’s registration statement on Form F-1, the prospectus included therein or DutchCo’s European Union Listing Prospectus, is or was false or misleading with respect to any material fact or omits or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

•	the breach by DutchCo or CoffeeCo and its subsidiaries of any covenant or agreement set forth in any agreement entered into in connection with the Separation.

Sara Lee has agreed to indemnify and hold harmless DutchCo, CoffeeCo, their affiliates and their directors, officers and employees from and against all liabilities relating to, arising out of or resulting from:

•	the failure by Sara Lee and its subsidiaries or any other person to pay, perform or otherwise promptly discharge any Sara Lee Liability;

•	any Sara Lee Liability;

•	the performance or breach of certain designated Sara Lee agreements;

•	the current or former business or operations of Sara Lee and its subsidiaries;

•

solely with respect to certain information supplied by or the responsibility of Sara Lee, any claim that the information included in DutchCo’s registration statement on Form F-1, the prospectus included therein or DutchCo’s European Union Listing Prospectus, is or was false or misleading with respect to any material fact or omits or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

•	the breach by Sara Lee or its subsidiaries of any covenant or agreement set forth in any agreement entered into in connection with the Separation.

The Master Separation Agreement also establishes procedures with respect to claims subject to indemnification and related matters. Indemnification with respect to taxes and tax matters will be governed by the Tax Sharing Agreement and, to a limited extent, a separate transition services agreement.

Access to Information. The Master Separation Agreement provides that the parties will exchange certain information reasonably required to comply with requirements imposed on the requesting party by a government authority, for use in any proceeding or to satisfy audit, accounting or similar requirements, for use in compensation, benefit or welfare plan administration or other bona fide business purposes, or to comply with their obligations under the Master Separation Agreement or any ancillary agreement. In addition, the parties have agreed to use commercially reasonable efforts to make available to each other past and present directors, officers, other employees and agents as witnesses in any legal, administrative or other proceeding in which the other party may become involved.

Expenses. Except as expressly set forth in the Master Separation Agreement or in any related transaction agreement, all third party fees, costs and expenses of Sara Lee, DutchCo or CoffeeCo in connection with the Separation have been allocated between, and paid by, Sara Lee, DutchCo and CoffeeCo. The parties have agreed to perform a final allocation of all third party fees, costs and expenses incurred in connection with the Separation within 50 days after the Distribution. Each of Sara Lee and DutchCo will generally pay its own costs and expenses that occur after the Distribution Date.

The description set forth above is qualified in its entirety by the Master Separation Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Tax Sharing Agreement

On June 15, 2012, Sara Lee entered into the Tax Sharing Agreement with DutchCo and CoffeeCo. In general, under the Tax Sharing Agreement, CoffeeCo is responsible for and agrees to indemnify Sara Lee against (a) all non-U.S. income taxes attributable to DutchCo, CoffeeCo, and certain subsidiaries of DutchCo and CoffeeCo (the “CoffeeCo Group”) for all taxable periods, (b) all taxes of the CoffeeCo business following the Distribution and (c) tax liability or contractual liability for indemnity obligations relating to taxes in respect of certain dispositions identified in the Tax Sharing Agreement. In general, Sara Lee is responsible for and agrees to indemnify CoffeeCo against (1) all U.S. federal income taxes relating to Sara Lee and its affiliates (including members of the CoffeeCo Group) prior to the Distribution, (2) all non-U.S. income taxes attributable to Sara Lee and certain of its subsidiaries (the “Sara Lee Group”) (as determined following the Distribution) for all taxable periods, (3) all state and local income taxes relating to Sara Lee and its affiliates (including members of the CoffeeCo Group) prior to the Distribution, (4) all taxes of the Sara Lee Group (as determined following the Distribution) following the Distribution and (5) tax liability or contractual liability for indemnity obligations relating to taxes in respect of certain dispositions identified in the Tax Sharing Agreement.

The Tax Sharing Agreement also separately allocates among the parties any tax liability arising as a result of any failure of the Separation to qualify as a tax-free transaction to Sara Lee and CoffeeCo. Under the Tax Sharing Agreement, CoffeeCo will be required to indemnify Sara Lee and its affiliates against all tax-related liabilities caused by the failure of the Distribution to qualify as tax-free (including as a result of Section 355(e) of the Code) to the extent these liabilities arise as a result of any action (or failure to act) of CoffeeCo or any of its affiliates, including DutchCo, following the Distribution or otherwise result from any breach of certain representations, covenants or obligations of CoffeeCo or any of its affiliates, including DutchCo, concerning a party’s plan or intention with respect to actions or operations after the Distribution Date. In addition, CoffeeCo will be responsible for 50% of any taxes resulting from the failure of the Distribution and certain related transactions, including the Debt Exchange, to qualify as tax-free, which failure is (1) not due to the actions, misrepresentations or omission of Sara Lee or CoffeeCo or their respective affiliates or (2) due to an action (or failure to act), misrepresentation or omission of Sara Lee, CoffeeCo or their respective affiliates prior to the date of the Distribution not concerning a party’s plan or intention with respect to actions or operations after the Distribution Date.

The description set forth above is qualified in its entirety by the Tax Sharing Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Master Separation Agreement by and between Sara Lee Corporation, D.E MASTER BLENDERS 1753 B.V. and DE US, Inc., dated as of June 15, 2012

10.1	Tax Sharing Agreement by and among Sara Lee Corporation, D.E MASTER BLENDERS 1753 B.V. and DE US, Inc., dated as of June 15, 2012

Forward-Looking Statements

This report and other documents and statements of Sara Lee contain certain forward-looking statements, including with respect to Sara Lee’s spin-off plans. In addition, from time to time, in oral statements and written reports, Sara Lee discusses its expectations regarding its future performance by making forward-looking statements preceded by terms such as “expects,” “projects,” “anticipates” or “believes.” These forward-looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, Sara Lee wishes to caution readers not to place undue reliance on any forward-looking statements. Among the factors that could cause Sara Lee’s actual results to differ from such forward-looking statements are those described in Sara Lee’s Annual Report on Form 10-K for the fiscal year ended July 2, 2011, as well as factors relating to:

•    Sara Lee’s proposed spin-off plans and the related special dividend, such as (i) unanticipated developments that delay or negatively impact the proposed spin-off and capital plans; (ii) Sara Lee’s ability to obtain customary approvals; (iii) Sara Lee’s ability to generate the anticipated efficiencies and savings from the spin-off including a lower effective tax rate for the spun-off company; (iv) the impact of the spin-off on Sara Lee’s relationships with its employees, major customers and vendors and on Sara Lee’s credit ratings and cost of funds; (v) changes in market conditions; (vi) future opportunities that the board of directors of Sara Lee may determine present greater potential value to shareholders than the spin-off and special dividend; (vii) disruption to Sara Lee’s business operations as a result of the spin-off; (viii) future operating or capital needs that require a more significant outlay of cash than currently anticipated; and (ix) the ability of the businesses to operate independently following the completion of the spin-off;

•    Sara Lee’s relationship with its customers, such as (i) a significant change in Sara Lee’s business with any of its major customers, such as Walmart, its largest customer; and (ii) credit and other business risks associated with customers operating in a highly competitive retail environment;

•    the consumer marketplace, such as (i) intense competition, including advertising, promotional and price competition; (ii) changes in consumer behavior due to economic conditions, such as a shift in consumer demand toward private label; (iii) fluctuations in raw material costs, Sara Lee’s ability to increase or maintain product prices in response to cost fluctuations and the impact on Sara Lee’s profitability; (iv) the impact of various food safety issues and regulations on sales and profitability of Sara Lee products; and (v) inherent risks in the marketplace associated with product innovations, including uncertainties about trade and consumer acceptance;

•    Sara Lee’s international operations, such as (i) impacts on reported earnings from fluctuations in foreign currency exchange rates, particularly the euro; (ii) Sara Lee’s generation of a high percentage of its revenues from businesses outside the United States and costs to remit these foreign earnings into the U.S. to fund Sara Lee’s domestic operations, dividends, debt service and corporate costs; (iii) difficulties and costs associated with complying with U.S. laws and regulations, such as Foreign Corrupt Practices Act, applicable to global corporations, and different regulatory structures and unexpected changes in regulatory environments overseas; and (iv) Sara Lee’s ability to continue to source production and conduct operations in various countries due to changing business conditions, political environments, import quotas and the financial condition of suppliers; and

•    previous business decisions, such as (i) Sara Lee’s ability to generate margin improvement through cost reduction and efficiency initiatives; (ii) Sara Lee’s credit ratings, the impact of Sara Lee’s capital plans on such credit ratings and the impact these ratings and changes in these ratings may have on Sara Lee’s cost to borrow funds and access to capital/debt markets; (iii) the settlement of a number of ongoing reviews of Sara Lee’s income tax filing positions in various jurisdictions and inherent uncertainties related to the interpretation of tax regulations in the jurisdictions in which Sara Lee transacts business; and (iv) changes in the expense for and contingent liabilities relating to multi-employer pension plans in which Sara Lee participates.

In addition, Sara Lee’s results may also be affected by general factors, such as economic conditions, political developments, interest and inflation rates, accounting standards, taxes and laws and regulations in markets where Sara Lee competes. Sara Lee undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2012
SARA LEE CORPORATION

	By:	/s/ Mark A. Garvey
Name: Mark A. Garvey
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Master Separation Agreement by and between Sara Lee Corporation, D.E MASTER BLENDERS 1753 B.V. and DE US, Inc., dated as of June 15, 2012

10.1	Tax Sharing Agreement by and among Sara Lee Corporation, D.E MASTER BLENDERS 1753 B.V. and DE US, Inc., dated as of June 15, 2012